UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

ONFOLIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (682) 990-6920

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 5, 2026, at the Special Meeting of Stockholders (the “Special Meeting”) of Onfolio Holdings Inc. (the “Company”), stockholders voted on the matters described below. A total of 907,115 shares of Common Stock, representing approximately 36.30% of the 2,499,248 shares of Common Stock outstanding as of the September 23, 2026 record date, were present virtually or represented by proxy at the Special Meeting, constituting a quorum. The matters voted upon and the final results of the voting were as follows:

1.	The Company’s stockholders approved the grant of discretionary authority to the Company’s board of directors (the “Board”) to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect one or more reverse stock splits of all outstanding shares of Company’s common stock, par value $0.001 per share (the “Common Stock”), by a ratio of up to one-for-two hundred fifty (1-for-250), to be determined in the Board’s sole discretion (the “Reverse Stock Splits Proposal”). The number of shares that voted for, against, abstained, and broker non-votes on this Reverse Stock Splits Proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

687,398	208,687	11,030	N/A

2.	The Company’s stockholders approved one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Splits Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Splits Proposal (the “Adjournment Proposal”). The number of shares that voted for, against, abstained and broker non-votes on this Adjournment Proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

731,804	158,792	16,517	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONFOLIO HOLDINGS INC.

Dated: November 6, 2026	By:	/s/ Dominic Wells
Dominic Wells
Chief Executive Officer

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